UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2009

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry Into a Material Definitive Agreement

On June 16, 2009, QVC, Inc. (QVC), a subsidiary of Liberty Media Corporation (Liberty), entered into the following amended and restated credit agreements with respect to its existing credit facilities: (i) Credit Agreement, dated as of October 4, 2006, as amended and restated as of June 16, 2009, (the Amended October 2006 Credit Agreement) with Wachovia Bank, N.A., as administrative agent, J.P. Morgan Securities Inc. and Bank of America, N.A., as syndication agents, Wachovia Capital Markets, LLC and J.P. Morgan  Securities Inc., as joint lead arrangers and joint bookrunners, and the other parties named therein; and (ii) Credit Agreement, dated as of March 3, 2006, as amended and restated as of June 16, 2009, (the Amended March 2006 Credit Agreement and together with the Amended October 2006 Credit Agreement, the Amended Credit Agreements) with JP Morgan Chase Bank, N.A., as administrative agent, Wachovia Capital Markets, LLC as syndication agent, and JP Morgan Securities Inc. and Wachovia Capital Markets, LLC, as joint lead arrangers and joint bookrunners, and the other parties named therein. Concurrent with the execution of the Amended Credit Agreements, QVC retired $750 million of loans at par and cancelled another $18 million of unfunded commitments at no cost, with the remaining $4.48 billion outstanding principal to mature in six tranches between June 2010 and March 2014: 11% due in 2010; 16% due in 2011; 9% due in 2012; 9% due in 2013; and 55% due in 2014.

In connection with the execution of the Amended Credit Agreements, those lenders consenting to the amendments, which hold loans in the principal amount of approximately $4.23 billion, received certain modified loan terms, including: (i) interest rates equal to LIBOR plus a margin that varies between 350 and 550 basis points depending on the tranche maturity; (ii) the reduction in QVC’s maximum leverage ratio to 3.9x through March 30, 2010; 3.75x through March 30, 2011; 3.50x through March 30, 2012; and 3.0x thereafter; (iii) mandatory prepayment in the event of certain asset sales by QVC or its subsidiaries for gross proceeds in excess of $20 million during a time when QVC’s consolidated leverage ratio is greater than 2.50:1.00; and (iv) additional restrictions on creating additional indebtedness, creating liens or making investments in the form of loans or capital contributions to any person, subject to specified exceptions. The loans are guaranteed by four of QVC’s largest domestic subsidiaries, as measured by assets.  The loans are secured by the stock of QVC and the guarantors and by certain of their assets, with exclusions from collateral that include real property, fixtures, equipment and deposit accounts.  The security documents permit certain future indebtedness to be secured pro rata with the indebtedness under the Amended Credit Agreements and provide for the release of certain collateral based upon the achievement of certain reductions in QVC’s consolidated leverage ratio.

Loans held by non-consenting lenders, in the principal amount of approximately $252 million, will continue to receive a maximum interest rate of LIBOR plus a margin of 100 basis points, with their loans maturing in 2011.  All other terms of the Amended Credit Agreements, including the modified covenants, will apply to these loans.

Cash used to retire the $750 million of loans came from a combination of $250 million in cash from QVC, $250 million in cash attributed to the Liberty Entertainment Group and $250 million in cash attributed to the Liberty Capital Group.  The cash from the Liberty Entertainment Group and the Liberty Capital Group was provided pursuant to secured intergroup loans. The intergroup loans are secured by various public stocks attributed to the Liberty Interactive Group, accrue interest at a rate of LIBOR plus 500 basis points and are due June 16, 2010.

A copy of the press release announcing the execution of the Amended Credit Agreements and certain related matters is attached as Exhibit 99.1 to this Current Report on Form 8-K. Further, the above discussion of the terms of the Amended Credit Agreements is qualified by reference to the full text of the Amended October 2006 Credit Agreement filed as Exhibit 99.2 to this Current Report on Form 8-K, and the Amended March 2006 Credit Agreement filed as Exhibit 99.3 to this Current Report on Form 8-K.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

The information set forth in Item 1.01 hereof is incorporated by reference into this Item 2.03 as if set forth in its entirety herein.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

99.1	Press Release dated June 16, 2009.

99.2

Credit Agreement, dated as of October 4, 2006, as amended and restated as of June 16, 2009, among QVC, Inc., Wachovia Bank, N.A., as administrative agent, J.P. Morgan Securities Inc. and Bank of America, N.A., as syndication agents, Wachovia Capital Markets, LLC and J.P. Morgan Securities Inc., as joint lead arrangers and joint bookrunners, Royal Bank of Scotland PLC, Fortis Bank SA/NV, New York Branch and Bank of Tokyo-Mitsubishi UFJ, Ltd., as documentation agents, and the lenders party thereto from time to time.

99.3

Credit Agreement, dated as of March 3, 2006, as amended and restated as of June 16, 2009, among QVC, Inc., JP Morgan Chase Bank, N.A., as administrative agent, Wachovia Capital Markets, LLC as syndication agent, and JP Morgan Securities Inc. and Wachovia Capital Markets, LLC, as joint lead arrangers and joint bookrunners, Mizuho Corporate Bank, Ltd., Calyon New York Branch and Royal Bank of Scotland PLC, as documentation agents, and the lenders party thereto from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2009

LIBERTY MEDIA CORPORATION

By:	/s/ Mark E. Burton
Name: Mark E. Burton
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated June 16, 2009

99.2

Credit Agreement, dated as of October 4, 2006, as amended and restated as of June 16, 2009, among QVC, Inc., Wachovia Bank, N.A., as administrative agent, J.P. Morgan Securities Inc. and Bank of America, N.A., as syndication agents, Wachovia Capital Markets, LLC and J.P. Morgan Securities Inc., as joint lead arrangers and joint bookrunners, Royal Bank of Scotland PLC, Fortis Bank SA/NV, New York Branch and Bank of Tokyo-Mitsubishi UFJ, Ltd., as documentation agents, and the lenders party thereto from time to time.

99.3

Credit Agreement, dated as of March 3, 2006, as amended and restated as of June 16, 2009, among QVC, Inc., JP Morgan Chase Bank, N.A., as administrative agent, Wachovia Capital Markets, LLC as syndication agent, and JP Morgan Securities Inc. and Wachovia Capital Markets, LLC, as joint lead arrangers and joint bookrunners, Mizuho Corporate Bank, Ltd., Calyon New York Branch and Royal Bank of Scotland PLC, as documentation agents, and the lenders party thereto from time to time.